EXHIBIT 10.1

ANDOVER NATIONAL CORPORATION

A Delaware corporation

_________________________________

SUBSCRIPTION AGREEMENT

FOR

CLASS A COMMON STOCK

_________________________________

INSTRUCTIONS TO SUBSCRIBERS

ANDOVER NATIONAL CORPORATION

a Delaware corporation

Persons wishing to subscribe for shares of Class A Common Stock, $0.001 par value (“Common Shares”) of ANDOVER NATIONAL CORPORATION, a Delaware corporation (the “Company”) are required to complete the documents listed below as part of this Subscription Agreement. PLEASE DO NOT REMOVE ANY OF THE DOCUMENTS.

1.       Subscription Agreement. Each subscriber must complete the Subscription Agreement in the following manner:

(a)       Please read Section A carefully; it contains representations and warranties to be made by the subscriber on which the Company will rely.

(b)       Please read Sections B, C, and D carefully; they contain important terms and conditions concerning your purchase and ownership of the Common Shares.

(c)       Complete Sections E and F by inserting the amount of your subscription and/or other information called for in those sections.

(d)       Complete and sign the attached signature page.

(e)       Please read carefully the risk factors enumerated in Exhibit C, which contains certain important risk factors concerning your proposed investment in the Common Shares.

2.       Investor Questionnaire. Each subscriber must read carefully, complete and sign the Investor Questionnaire attached as Exhibit A. For purposes of this offering, you must demonstrate that you meet the investor suitability standards set forth below:

Investor Suitability Standards

Investment in the Company involves certain risks and is suitable only for persons of adequate financial means who have no need for liquidity with respect to this investment and who can afford the risk of a complete loss of their investment.

Each investor must be, and must represent and warrant to the Company, that such investor is an Accredited Investor as defined in the Securities Act of 1933, as amended (the “Securities Act”). “Accredited Investors” as defined in the Securities Act are those who, at the time of the sale of the Common Shares, fall within certain categories enumerated in Rule 501(a) of Regulation D promulgated under the Securities Act, including any of the following:

(a)	Any individual who had an individual income in excess of $200,000 (or joint income with his or her spouse of $300,000) in the last two years and who reasonably expects an individual income in excess of $200,000 (or such joint income in excess of $300,000) in the current year. For purposes of this offering, individual and joint income shall equal adjusted gross income, as reported in the investor’s federal tax return (less, for individual income only, any income attributed to a spouse or to property owned by a spouse) and increased by the following amounts (but not, for individual income only, any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt interest received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income for long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”);
(b)	Any individual whose individual net worth, or joint net worth with that individual’s spouse, exceeds $1,000,000 (excluding the value of their primary residence);
(c)	Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Securities Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; any employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
(d)	Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
(e)	Any organization described in Section 501(c)(3) of the Code, a business trust, or partnership with assets in excess of $5,000,000 not specifically formed for the purpose of investing in the Company;
(f)	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of the Securities Act; or
(g)	Any entity, all of whose equity owners are accredited investors.

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Each investor must also make certain additional representations to the general effect that such investor:

(a)	does not have an overall commitment to investments that are not readily marketable that is disproportionate to his or her net worth, and that his or her investment in the Company will not cause such overall commitment to become excessive;
(b)	has adequate net worth and means of providing for his or her current needs and personal contingencies to sustain a complete loss of his or her investment in the Company at the time of investment, and has no need for liquidity in his or her investment in the Company;
(c)	is acquiring Common Shares for his or her own account, for investment only, and not with a view toward resale or distribution;
(d)	is aware that he, she, or it may not be able to liquidate his, her, or its investment in the event of emergency or for any other reason because the transferability of Common Shares will be subject to restrictions on resales imposed by the Securities Act and the securities laws of certain states; and
(e)	understands that an investment in the Common Shares involves substantial risks and that he, she, or it is fully cognizant of an understands all of the risk factors relating to a purchase of the Shares, including, without limitation, those risks set forth in Exhibit C attached hereto.

In addition, an investment in the Company must not exceed ten percent (10%) of an investor’s net worth.

The Company, in its sole discretion, reserves the right to reject subscriptions from those who meet the suitability requirements or to accept subscriptions from subscribers who do not meet all of the above suitability standards but who are otherwise qualified to purchase Common Shares.

Please follow the instructions to the Investor Questionnaire. If you have questions concerning any of the information called for, you may ask your lawyer, accountant or the Company for assistance.

3.       “Bad Actor” Questionnaire. If applicable, subscribers must read carefully, complete and sign the “Bad Actor” Questionnaire attached as Exhibit B.

Rule 506 of Regulation D, promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act, provides an exemption from the registration requirements of the Securities Act for offerings made to “Accredited Investors.” That exemption, however, is not available where any person participating in the offering is disqualified due to specified past misconduct. The “Bad Actor” Questionnaire aims to determine whether any person responsible for the Offering described is so disqualified. The Company and its counsel will rely on your answers in determining whether an exemption is available for the Offering.

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Please follow the instructions to the “Bad Actor” Questionnaire. If you have questions concerning any of the information called for, you may ask your lawyer, accountant, or the Company for assistance.

4.       Wire Transfer. Please wire transfer the funds to the following account:

Bank Name
Routing Instructions
SWIFT Code:
Account Information
Reference Information
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SUBSCRIPTION AGREEMENT

_____________________________

ANDOVER NATIONAL CORPORATION

Andover National Corporation

333 Avenue of Americas, Suite 2000

Miami, Florida 33131-2185

Ladies and Gentlemen:

The undersigned hereby applies to acquire shares of Class A Common Stock, $0.001 par value (“Common Shares”), of ANDOVER NATIONAL CORPORATION, a Delaware corporation (the “Company”), in accordance with the terms of this Subscription Agreement, with respect to the offering by the Company (the “Offering”) of up to 10,000,000 Common Shares at a price of $10.00 per share, for an aggregate offering of up to $100,000,000.

Subject to the terms and conditions of this Subscription Agreement, the undersigned (i) hereby subscribes for the Common Shares indicated on the signature page hereof for the dollar amount indicated thereon; and (ii) hereby tenders an executed Subscription Agreement together with the undersigned’s completed Investor Questionnaire attached hereto as Exhibit A and, if applicable, the undersigned’s completed “Bad Actor” Questionnaire attached hereto as Exhibit B.

This subscription is irrevocable (except as may otherwise be provided herein) but may be rejected by the Company in its sole discretion.

INSTRUCTIONS

Please complete the Subscription Agreement in the following manner:

1.       Please read Section A carefully; it contains representations and warranties to be made by the subscriber on which the Company will rely.

2.       Please read Sections B, C, and D carefully; they contain important terms and conditions concerning your purchase and ownership of the Common Shares.

3.       Complete Sections E and F by inserting the amount of your subscription and/or other information called for in those sections.

4.       Complete and sign the signature page.

5.       Please read carefully the risk factors enumerated in Exhibit C, which contains certain important risk factors concerning your proposed investment in the Common Shares.

A.                Representations and Warranties of the Investor. The undersigned investor acknowledges, represents, warrants and agrees as follows:

1.                  The undersigned has received, thoroughly read, and understands this Subscription Agreement. The undersigned has relied only on the information provided to him, her, or it in the Confidential Offering Memorandum dated January 24, 2019, regarding a purchase of the Common Shares. The undersigned acknowledges that all documents, records, and books pertaining to this investment have been made available for inspection by the undersigned, his, her, or its attorney and/or his, her, or its accountant. The undersigned and/or his, her, or its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company or a person or persons acting on its behalf, concerning the terms and conditions of the offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense. All such questions have been answered to the full satisfaction of the undersigned. No oral representations have been made or oral information furnished to the undersigned or his, her, or its advisor(s) upon which the undersigned has relied in connection with the offering.

2.                  The undersigned (a) is qualified by its knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Common Shares and to make an informed decision relating thereto, (b) has adequate means of providing for his, her or its current needs and possible personal contingencies, (c) has no need for liquidity in this investment, (d) is able to bear the substantial economic risks of an investment in the Company for an indefinite period, (e) at the present time, can afford a complete loss of such investment, and (f) does not have an overall commitment to investments that are not readily marketable that is disproportionate to the undersigned’s net worth, and the undersigned’s investment in the Company will not cause such overall commitment to become excessive.

3.                  The undersigned is an “accredited investor” (as set forth in the Investor Questionnaire accompanying this Subscription Agreement) and the undersigned’s total investment in the Company does not exceed ten percent (10%) of the undersigned’s net worth or joint net worth with the undersigned’s spouse.

4.                  The undersigned understands that the investment in the Company involves substantial risks and acknowledges that he, she, or it is fully cognizant of and understands all of the risk factors relating to the purchase of the Common Shares, including, without limitation, those risk set forth on Exhibit C attached hereto.

5.                  The undersigned understands that the Common Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Common Shares as principal for its own account and not with a view to or for distributing or reselling such Common Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Common Shares in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Common Shares in violation of the Securities Act or any applicable state securities law. The undersigned is acquiring the Common Shares hereunder in the ordinary course of its business.

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6.                  The undersigned understands that the Common Shares have not been registered with or reviewed by the United States Securities and Exchange Commission (“SEC”) and have not been filed with or reviewed by any state securities administrators because of the private or limited nature of the offering.

7.                  The undersigned understands that neither the offering nor the sale of the Common Shares has been registered under the Securities Act in reliance upon an exemption therefrom. The undersigned understands that the Common Shares must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned further understands that the Company is under no obligation to register the Common Shares on his or her behalf or to assist him, her, or it in complying with any exemption from registration.

8.                  All information that the undersigned has provided to the Company in the Investor Questionnaire and “Bad Actor” Questionnaire or otherwise concerning himself or herself, his, her, or its residency, his, her or its, investor status, financial position and knowledge and experience in financial, tax, and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to acceptance of his, her, or its subscription, the undersigned will immediately provide the Company with such information.

9.                  The undersigned, if a corporation, partnership, limited liability company, trust, or other entity, is authorized and otherwise duly qualified to purchase and hold the Common Shares; such entity has its principal place of business as set forth on the signature page hereof; and, such entity has not been formed for the specific purpose of acquiring Common Shares.

10.              The execution and performance hereof violates no order, judgment, injunction, agreement, or controlling document to which the undersigned is bound. If an entity, (i) the undersigned is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it has been formed; (ii) the undersigned has the right and power under its organizational documents to execute, deliver, and perform its obligations hereunder; (iii) this Subscription Agreement has been duly authorized by all necessary action on the part of all officers, directors, partners, stockholders, and trustees, and will not violate any agreement to which the undersigned is a party; and (iv) the individual executing and delivering this Subscription Agreement has the requisite right, power, capacity, and authority to do so on behalf of its organization.

11.              The undersigned represents and warrants that: (i) the undersigned has a prior substantial pre-existing relationship with the Company, the undersigned is not investing in the Offering in connection with or as a result of any registration statement on Form S-1, filed with the SEC by the Company, and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the undersigned did not (A) receive or review any advertisement, article, notice, or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed

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circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

12.              The undersigned understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Common Shares, in whole or in part.

B.                 Representations and Warranties of the Company.

1.                  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted, to execute and deliver this Subscription Agreement, to issue and sell the Common Shares, and to perform its obligations pursuant to this Subscription Agreement and the Company’s Certificate of Incorporation. The Company is presently qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified could reasonably be expected to have a material adverse effect on the Company’s financial condition or business as now conducted (a “Material Adverse Effect”).

2.                  The Common Shares, when issued and delivered and paid for in compliance with the provisions of this Subscription Agreement, will be validly issued, fully paid, and nonassessable. The Common Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the investors; provided, however, that the Common Shares are subject to restrictions on transfer under federal and/or state securities laws and as set forth herein.

3.                  All corporate action on the part of the Company and its directors, officers, and stockholders necessary for the authorization, execution, and delivery of the Subscription Agreement by the Company, the authorization, sale, issuance, and delivery of the Common Shares, and the performance of all of the Company’s obligations under the Subscription Agreement has been taken or will be taken prior to the issuance of the Common Shares. This Subscription Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency, and the relief of debtors and (ii) as limited by rules of law governing specific performance, injunctive relief, or other equitable remedies and by general principles of equity.

4.                  The Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no material mortgage, pledge, lien, lease, encumbrance, or charge, other than (i) liens for current taxes not yet due and payable, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not past due, (iii) liens in respect of pledges or deposits under workers’ compensation laws or similar legislation, and (iv) liens, encumbrances, and defects in title which do not in any case materially detract from the value of the property subject thereto or have a Material Adverse Effect, and which have not arisen otherwise than in the ordinary course of business.

5.                  The Company is not in violation of any material term of its certificate of incorporation or bylaws, each as amended to date, or, to the Company’s knowledge, in any material respect of any term or provision of any material indebtedness, contract or agreement to which it is party which would have a Material Adverse Effect. To the Company’s knowledge, the Company is not in violation of any federal or state statute, rule, or regulation applicable to the Company the violation of which would have a Material Adverse Effect. The execution and delivery of this Subscription Agreement by the Company, the performance by the Company of its obligations pursuant to this Subscription Agreement, and the issuance of the Common Shares, will not result in any material violation of, or materially conflict with, or constitute a material default under, the Company’s Certificate of Incorporation or Bylaws, each as may be amended to date.

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The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of the Company’s execution of the signature page hereof. If those representations and warranties shall not be true and accurate in all material respects prior to the Company’s execution of the signature page hereof, the Company shall immediately give written notice to the undersigned specifying which representation and warranties are not so true and accurate in all material respects and the reason therefor.

C.                 Restrictions on Transfer and Additional Agreements.

1.                  Securities Laws. The Common Shares have not been registered under the Securities Act nor under any state securities laws and unless so registered may not be transferred, sold, pledged, hypothecated, or otherwise disposed of unless an exemption from such registration is available. Such transfer may be made only, if requested by the Company, upon receipt by the Company of an opinion of counsel to the undersigned, reasonably acceptable to the Company, to the effect that the proposed transfer will not violate the provisions of the Securities Act, or the rules and regulations promulgated under such act.

2.                  Indemnity. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of this Section C, and the undersigned hereby agrees to indemnify and hold harmless the Company, its representatives, and each officer and director thereof from and against any and all loss, damage, or liability (including all attorneys’ fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the undersigned contained in, or any other breach of, this Subscription Agreement, (b) any transfer of the Common Shares in violation of the Securities Act or the securities or “blue sky” laws of any state or other jurisdiction, or the rules and regulations promulgated under such act or laws, (c) any transfer of the Common Shares not in accordance with this Subscription Agreement, or (d) any untrue statement or omission to state any material fact in connection with the representations and warranties of the investor or with respect to the facts and representations supplied by the undersigned to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

3.                  Legend and Stop Transfer Orders. Unless the Common Shares have been registered under the Securities Act, upon the issuance of the Common Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such Common Shares and all certificates representing the Common Shares shall bear on the face thereof substantially the following legend, and any other legend deemed appropriate by counsel to the Company:

“The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any state law and, except pursuant to an effective registration statement under such Act and other laws, may not be offered, sold, transferred, or otherwise disposed of without an opinion of counsel, satisfactory to the Company, that such disposition may be made without such registration.”

D.                Miscellaneous.

1.                  The undersigned agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this offering (and the costs and expenses of defending against such liability or asserted liability) for which the undersigned or any of its representatives is responsible.

2.                  The undersigned agrees not to transfer or assign this Subscription Agreement, or any of the undersigned’s interest herein, and further agrees that the transfer or assignment of the Common Shares acquired pursuant hereto shall be made only in accordance with the conditions and restrictions contained herein, and in all applicable laws and regulations.

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3.                  All statements, representations, warranties, covenants, and agreements in this Subscription Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Subscription Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Subscription Agreement.

4.                  The undersigned agrees that the undersigned may not cancel, terminate, or revoke this Subscription Agreement or any agreement of the undersigned made hereunder, except as otherwise specifically provided herein, and that this Subscription Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned’s heirs, executors, administrators, successors, and assigns.

5.                  Any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned notwithstanding, the undersigned does not hereby or in any other manner waive any rights granted to the undersigned under federal or state securities laws.

6.                  This Subscription Agreement constitutes the entire agreement between the Company and the undersigned with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the undersigned.

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7.                  This Subscription Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of Delaware, without regard to conflict of laws provisions that would require the application of the laws of another jurisdiction, and the securities laws of the United States of America.

8.                  Within ten (10) business days after receipt of a written request from the Company, the undersigned agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws, rules, and regulations to which the Company is subject.

9.                  The representations and warranties of the undersigned set forth herein shall survive the sale of the Common Shares pursuant to this Subscription Agreement.

10.              Any notice or other communication given hereunder shall be in writing and sent (a) by email (receipt confirmed), (b) by a recognized overnight delivery service (charges prepaid), or (c) by messenger, addressed to ANDOVER NATIONAL CORPORATION, 333 Avenue of the Americas, Suite 2000, Miami, Florida 33131-2185, Attention: Investor Relations, Email: IR@andovernational.com, with a copy to Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, New York 10017, Attention: Kenneth R. Koch, Esq and Daniel A. Bagliebter, Esq., Email: krkoch@mintz.com and dabagliebter@mintz.com. Notices shall be deemed given only when received.

11.              The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Subscription Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

12.              The parties hereto acknowledge and agree that: (i) each party has had the opportunity to have counsel review the terms and provisions of this Subscription Agreement; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Subscription Agreement; and (iii) the terms and provisions of this Subscription Agreement shall be construed fairly as to the parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Subscription Agreement. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, the use of any gender shall include all persons.

13.              The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

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14.              Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers, or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

15.              This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the undersigned, this Subscription Agreement shall become an irrevocable binding obligation of the undersigned with respect to the purchase of Common Shares as herein provided, except as may otherwise be provided herein, subject, however, to the right hereby reserved to the Company to enter into the same agreements with other investors.

[Remainder of page intentionally left blank]

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E.                 Subscription.

The undersigned hereby subscribes for _________________ Common Shares in the Company for an aggregate purchase price of $_________________ ($10.00 per share) in accordance with the terms of the Subscription Agreement.

F.                  Form of Ownership. Please indicate the form of ownership you desire.

_______	Individual or entity or trust (one signature required, unless otherwise required by organization documents)
_______	Joint Tenants with right of survivorship (both parties must sign) Tenants-in-Common (all parties must sign)
_______	Community Property (one signature required if Common Shares held in one name, i.e., ranging spouse; two signatures required if Common Shares are held in both names)

Please PRINT here the exact name(s) in which you wish the Common Shares registered.

ACCEPTED

ANDOVER NATIONAL CORPORATION

By: _____________________________

Name: _____________________________

Title: _____________________________

Dated: ______________________, 2019

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

FOR INDIVIDUALS

If the Common Shares are to be owned by joint tenants or tenants-in-common, all tenants must sign. If the Common Shares are to be owned as community property, one signature is required if they are to be held in one name and two signatures are required if they are to be held in both names.

Investor #1	Investor #2
Signature	Signature
Social Security Number	Social Security Number
Print Name	Print Name
E-mail Address	E-mail Address
Residence Address:	Residence Address:
Executed at: City	Executed at: City
This ___ day of ______________, 2019	This ___ day of ______________, 2019

Mailing Address

(if different from residence address):

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

FOR CORPORATE INVESTORS

Note: An officer duly authorized to bind the corporation must sign and include copies of the corporation’s articles or certificate of organization or incorporation and bylaws (and any amendments) and corporate resolutions or other documents authorizing the officer to sign on behalf of the corporation, which copies must be certified by the corporate secretary or clerk as true and correct.

Exact Name of Corporation (please print or type)

By:

Signature of Authorized Officer

Signing Officer’s Name and Title (please print or type)

Taxpayer Identification No.:

E-mail Address:

Address of Principal

Corporate Offices:

Mailing Address:

(if different):

Attention:

Executed at _______________________, ____________________

City	State

This ______ day of _____________, 2019.

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

FOR PARTNERSHIP/LIMITED LIABILITY COMPANY INVESTORS

Note: A partner, manager or member duly authorized to bind the partnership or limited liability company must sign.

Exact Name of Corporation (please print or type)

By:

Signature of Authorized General Partner/Manager/Member

Name and Title of Signing General Partner/Manager/Member (please print or type)

Taxpayer Identification No.:

E-mail Address:

Principal Business Offices:

Mailing Address:

(if different):

Attention:

Executed at _______________________, ____________________

City	State

This ______ day of _____________, 2019.

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EXHIBIT A

INVESTOR QUESTIONNAIRE

A-1

EXHIBIT B

“BAD ACTOR” QUESTIONNAIRE

B-1

EXHIBIT C

RISK FACTORS

C-1